AGS-BRR-PR-SOAI SUP 120318

Statement of Additional Information Supplement dated December 3, 2018

The purpose of this supplement is to provide you with changes to the current Statements of Additional Information for Class A, AX, C, CX, R, RX, Y, R5 and R6 shares, as applicable, of the Funds listed below:

Invesco Balanced-Risk Retirement 2020 Fund	Invesco Peak Retirement™ 2035 Fund
Invesco Balanced-Risk Retirement 2030 Fund	Invesco Peak Retirement™ 2040 Fund
Invesco Balanced-Risk Retirement 2040 Fund	Invesco Peak Retirement™ 2045 Fund
Invesco Balanced-Risk Retirement 2050 Fund	Invesco Peak Retirement™ 2050 Fund
Invesco Balanced-Risk Retirement Now Fund	Invesco Peak Retirement™ 2055 Fund
Invesco Peak Retirement™ 2015 Fund	Invesco Peak Retirement™ 2060 Fund
Invesco Peak Retirement™ 2020 Fund	Invesco Peak Retirement™ 2065 Fund
Invesco Peak Retirement™ 2025 Fund	Invesco Peak Retirement™ Now Fund
Invesco Peak Retirement™ 2030 Fund

The following information replaces in its entirety the second paragraph under the heading “Short Sales” in the Statements of Additional Information:

“To secure its obligation to deliver the securities sold short to the broker, an Underlying Fund will be required to deposit cash or liquid securities with the broker. In addition, an Underlying Fund may have to pay a premium to borrow the securities, and while the loan of the security sold short is outstanding, an Underlying Fund is required to pay to the broker the amount of any dividends paid on shares sold short. In addition to maintaining collateral with the broker, an Underlying Fund will earmark or segregate an amount of cash or liquid securities equal to the difference, if any, between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker-dealer in connection with the short sale. The collateral will be marked-to-market daily. The amounts deposited with the broker or segregated with the custodian do not have the effect of limiting the amount of money that an Underlying Fund may lose on a short sale. Short sale transactions covered in this manner are not treated as senior securities for purposes of an Underlying Fund’s fundamental investment limitation on senior securities and borrowings.”

The following information replaces in its entirety the second paragraph under the heading “Reverse Repurchase Agreements” in the Statements of Additional Information:

“Reverse repurchase agreements are a form of leverage and involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Leverage may make the Fund’s returns more volatile and increase the risk of loss. At the time the Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price, if specified, or the value of proceeds received on any sale subject to the repurchase plus accrued interest. This practice of segregating assets is referred to as “cover.” Reverse repurchase agreements “covered” in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings. The liquidity of the Fund and its ability to meet redemption requests may be impaired to the extent that a substantial portion of the Fund’s otherwise liquid assets is used as cover or pledged to the counterparty as collateral. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.”

The following information replaces in its entirety the first and second paragraphs under the heading “Mortgage Dollar Rolls” in the Statements of Additional Information:

“Certain Underlying Funds may engage in mortgage dollar rolls. A mortgage dollar roll (a dollar roll) is a type of transaction that involves the sale by a Fund of a mortgage-backed security to a financial institution such as a bank or broker dealer, with an agreement that the Fund will repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest or principal payments on the securities sold but is compensated for the difference between the current sales price and the forward price for the future purchase. A Fund typically enters into a dollar roll transaction to enhance the Fund’s return either on an income or total return basis or to manage pre-payment risk.

AGS-BRR-PR-SOAI-SUP 120318

AGS-BRR-PR-SOAI SUP 120318

Dollar roll transactions involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. At the time a Fund enters into a dollar roll transaction, a sufficient amount of assets held by the Fund will be segregated to meet the forward commitment. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.”

AGS-BRR-PR-SOAI SUP 120318